Exhibit 99.1

OpenText Reports First Quarter Fiscal Year 2014 Financial Results
Waterloo, ON, October 30, 2013 - Open Text Corporation (NASDAQ: OTEX) (TSX: OTC) announced today its financial results for the first quarter ended September 30, 2013.
Financial Highlights for Q1 FY14 (1)

•	Total revenue was $324.5 million, essentially flat Y/Y

•	License revenue was $55.3 million, essentially flat Y/Y

•	Customer Support revenue was $168.4 million, up 3.9% Y/Y

•	Non-GAAP-based EPS, diluted was $1.37 compared to $1.31, up 4.6% Y/Y; GAAP-based EPS, diluted was $0.52 compared to $0.33 Y/Y (2)

•	Non-GAAP-based income from operations was $99.2 million and 31% of revenues; GAAP-based income from operations was $52.0 million and 16% of revenues (2)

•	Operating cash flow was $79.9 million, compared to $61.8 million Y/Y, up 29.4%Y/Y, with an ending cash balance of $491.1 million.
“Our Fiscal Year 2014 Q1 results demonstrated our Intelligent Growth strategy, with operating cash flow growth of 29.4%, adjusted operating margins of 30.6% and non-GAAP EPS growth of 4.6% - on essentially flat year over year revenues. We could not overcome the macro challenges towards the end of the quarter, predominantly driven by the US government shut down and its widespread effects on pausing customer spending decisions,” said OpenText CEO Mark J. Barrenechea.
Barrenechea further added, “I am delighted that our customers are anticipating Red Oxygen, the biggest release of software in the Company’s history which will further our EIM products and strategy.”

Business Highlights

•	Services, financial and healthcare industries saw the most demand

•	5 license transactions over $1 million and 8 license transactions between $500K and $1 million

•	Customer successes in the quarter include Bank of Hawaii, National Security Technologies LLC, Volkswagen India, NRI in Japan, and the Dangote Group

•	Completed the acquisition of Cordys to expand BPM and case management solutions

•	Positioned as a leader in the Gartner 2013 Magic Quadrant for Enterprise Content Management

•	OpenText positioned as an ECM leader by leading industry analyst firm (Forrester Research, Inc.)

•	Radicati Group Names OpenText a "Top Player" in ECM Market

•	OpenText leads the messaging services market (Davidson Consulting)

•	Introduced integrated transmittal management and secure managed file transfer solution

•	Announced new strategic partnership with ExactTarget

•	Named one of Canada's Top 100 Employers

Dividend Program Highlights

Pursuant to the previously announced policy to declare non-cumulative quarterly dividends to holders of the Company's Common Shares, the Board of Directors has declared a quarterly dividend of $0.30 per share with respect to outstanding Common Shares of the Company for the quarter ended September 30, 2013. The quarterly dividend is payable on December 20, 2013 to shareholders of record on November 29, 2013.

Summary of Quarterly Results
	Q1 FY14	Q4 FY13	Q1 FY13	% Change (Q/Q)		% Change (Y/Y)
Revenue (million)	$324.5	$347.3	$326.2	(6.6)%		(0.5)%
GAAP-based gross margin	67.2%	66.0%	62.7%	120	bps	450	bps
GAAP-based operating margin	16.0%	14.2%	12.3%	180	bps	370	bps
GAAP-based EPS, diluted	$0.52	$0.71	$0.33	(26.8)%		57.6%
Non-GAAP-based gross margin (2)	73.9%	72.9%	70.0%	100	bps	390	bps
Non-GAAP-based operating margin (2)	30.6%	29.5%	28.7%	110	bps	190	bps
Non-GAAP-based EPS, diluted (2)	$1.37	$1.43	$1.31	(4.2)%		4.6%

Conference Call Information

The public is invited to listen to the earnings conference call today at 5:00 p.m. ET (2:00 p.m. PT) by dialing 800-814-4860 (toll-free) or 416-644-3416 (international). Please dial-in 15 minutes ahead of time to ensure proper connection. Alternatively, a live webcast of the earnings conference call will be available on the Investor Relations section of the Company's website at
http://investors.opentext.com/eventdetail.cfm?EventID=136033

An audio replay of the conference call will also be made available approximately two hours after the conclusion of the call. The audio replay will remain available until 11:59 p.m. on November 5, 2013 and can be accessed by dialing 877-289-8525 (toll-free) or 416-640-1917 (international) and entering the confirmation code: 4643777 followed by the number sign.

Please see below note (2) for a reconciliation of non-U.S. GAAP-based financial measures used in this press release, to U.S. GAAP-based financial measures.

About OpenText
OpenText is the largest independent software provider of Enterprise Information Management (EIM). For more information please visit www.opentext.com.
Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this press release, including statements about the focus of Open Text Corporation (“OpenText” or “the Company”) in Fiscal 2014 on growth in earnings and cash flows, creating value through investments in broader EIM capabilities, distribution, the Company's presence in the cloud and in growth markets, its financial conditions, results of operations and earnings; declaration of quarterly dividends; and other matters, are considered forward-looking statements or information under applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties and other factors and assumptions that may cause the actual results, performance or achievements to differ materially. Such factors include, but are not limited to, (i) the future performance, financial and otherwise, of OpenText; (ii) the ability of OpenText to bring new products to market and to increase sales; (iii) the strength of the Company's product development pipeline; (iv) the Company's growth and profitability prospects; (v) the estimated size and growth prospects of the EIM market; (vi) the Company's competitive position in the EIM market and its ability to take advantage of future opportunities in this market; (vii) the benefits of the Company's products to be realized by customers; (viii) the demand for the Company's product and the extent of deployment of the Company's products in the EIM marketplace; and (ix) the Company's financial condition and capital requirements. The risks and uncertainties that may affect forward-looking statements include, but are not limited to: (i) integration of acquisitions and related restructuring efforts, including the quantum of restructuring charges and the timing thereof; (ii) the possibility that the Company may be unable to meet its future reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder; (iii) the risks associated with bringing new products to market; (iv) fluctuations in currency exchange rates; (v) delays in the purchasing decisions of the Company's customers; (vi) the competition the Company faces in its industry and/or marketplace; (vii) the possibility of technical, logistical or planning issues in connection with the deployment of the Company's products or services; (viii) the continuous commitment of the Company's customers; and (ix) demand for the Company's products. For additional information with respect to risks and other factors which could occur, see the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings with the SEC and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Unless otherwise required by applicable securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
For more information, please contact:

United States:

Greg Secord
Vice President, Investor Relations
Open Text Corporation
San Francisco: 415-963-0825
gsecord@opentext.com

Canada:

Sonya Mehan
Senior Manager, Investor Relations
Open Text Corporation
Waterloo: 519-888-7111 ext. 2446
smehan@opentext.com

Copyright ©2013 Open Text Corporation. OpenText is a trademark or registered trademark of Open Text SA and/or Open Text ULC. The list of trademarks is not exhaustive of other trademarks, registered trademarks, product names, company names, brands and service names mentioned herein are property of Open Text SA or other respective owners. All rights reserved. For more information, visit: http://www.opentext.com/2/global/site-copyright.html_SKU.

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands of U.S. dollars, except share data)

	September 30, 2013	June 30, 2013
	(Unaudited)
ASSETS
Cash and cash equivalents	$491,147	$470,445
Accounts receivable trade, net of allowance for doubtful accounts of $4,261 as of September 30, 2013 and $4,871 as of June 30, 2013	153,449	174,927
Income taxes recoverable	23,027	17,173
Prepaid expenses and other current assets	47,537	43,464
Deferred tax assets	10,365	11,082
Total current assets	725,525	717,091
Property and equipment	91,254	88,364
Goodwill	1,267,317	1,246,872
Acquired intangible assets	349,651	363,615
Deferred tax assets	135,226	135,695
Other assets	27,619	25,082
Deferred charges	63,819	67,633
Long-term income taxes recoverable	10,461	10,465
Total assets	$2,670,872	$2,654,817
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$178,403	$188,443
Current portion of long-term debt	55,473	51,742
Deferred revenues	268,020	282,387
Income taxes payable	17,535	4,184
Deferred tax liabilities	1,142	1,127
Total current liabilities	520,573	527,883
Long-term liabilities:
Accrued liabilities	20,322	17,849
Deferred credits	13,460	11,608
Pension liability	25,489	24,509
Long-term debt	502,500	513,750
Deferred revenues	13,750	11,830
Long-term income taxes payable	144,210	140,508
Deferred tax liabilities	71,021	69,672
Total long-term liabilities	790,752	789,726
Shareholders' equity:
Share capital
59,087,746 and 59,028,886 Common Shares issued and outstanding at September 30, 2013 and June 30, 2013, respectively; Authorized Common Shares: unlimited	653,886	651,642
Additional paid-in capital	106,550	101,865
Accumulated other comprehensive income	42,391	39,890
Retained earnings	585,794	572,885
Treasury stock, at cost (610,878 shares at September 30, 2013 and at June 30, 2013, respectively)	(29,074)	(29,074)
Total shareholders' equity	1,359,547	1,337,208
Total liabilities and shareholders' equity	$2,670,872	$2,654,817

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands of U.S. dollars, except share and per share data)
(unaudited)

	Three Months Ended September 30,
	2013	2012
Revenues:
License	$55,306	$55,656
Cloud services	41,647	43,873
Customer support	168,440	162,096
Professional service and other	59,067	64,569
Total revenues	324,460	326,194
Cost of revenues:
License	3,036	4,168
Cloud services	14,265	17,982
Customer support	22,170	25,823
Professional service and other	45,435	50,052
Amortization of acquired technology-based intangible assets	21,530	23,782
Total cost of revenues	106,436	121,807
Gross profit	218,024	204,387
Operating expenses:
Research and development	40,216	39,906
Sales and marketing	69,413	64,515
General and administrative	28,886	26,964
Depreciation	6,458	6,109
Amortization of acquired customer-based intangible assets	17,277	17,252
Special charges	3,731	9,554
Total operating expenses	165,981	164,300
Income from operations	52,043	40,087
Other income (expense), net	1,926	(71)
Interest expense, net	(4,385)	(4,368)
Income before income taxes	49,584	35,648
Provision for (recovery of) income taxes	18,954	16,219
Net income for the period	$30,630	$19,429
Earnings per share—basic	$0.52	$0.33
Earnings per share—diluted	$0.52	$0.33
Weighted average number of Common Shares outstanding—basic	59,063	58,424
Weighted average number of Common Shares outstanding—diluted	59,378	58,919
Dividends declared per Common Share	$0.30	$—

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2013	2012
Net income for the period	$30,630	$19,429
Other comprehensive income—net of tax:
Net foreign currency translation adjustments	241	(476)
Unrealized gain (loss) on cash flow hedges
Unrealized gain	1,520	2,500
(Gain) loss reclassified into net income	584	(556)
Actuarial gain (loss) relating to defined benefit pension plans
Actuarial gain (loss)	83	(181)
Amortization of actuarial loss into net income	73	72
Total other comprehensive income, net, for the period	2,501	1,359
Total comprehensive income	$33,131	$20,788

OPEN TEXT CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands of U.S. dollars)
(unaudited)

	Three Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income for the period	$30,630	$19,429
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of intangible assets	45,265	47,143
Share-based compensation expense	4,612	3,102
Excess tax benefits on share-based compensation expense	(73)	(352)
Pension expense	230	242
Amortization of debt issuance costs	525	537
Amortization of deferred charges and credits	2,967	2,929
Loss on sale and write down of property and equipment	21	2
Deferred taxes	(1,869)	861
Impairment and other non cash charges	—	—
Changes in operating assets and liabilities:
Accounts receivable	28,778	19,442
Prepaid expenses and other current assets	(3,432)	3,024
Income taxes	7,502	4,373
Deferred charges and credits	2,700	(436)
Accounts payable and accrued liabilities	(17,970)	(20,255)
Deferred revenue	(18,560)	(18,070)
Other assets	(1,402)	(208)
Net cash provided by operating activities	79,924	61,763
Cash flows from investing activities:
Additions of property and equipment	(8,315)	(5,038)
Purchase of EasyLink Services International Corporation, net of cash acquired	—	(315,331)
Purchase of Cordys Holding B.V., net of cash acquired	(30,588)	—
Purchase consideration for prior period acquisitions	(222)	(217)
Other investing activities	(1,500)	—
Net cash used in investing activities	(40,625)	(320,586)
Cash flows from financing activities:
Excess tax benefits on share-based compensation expense	73	352
Proceeds from issuance of Common Shares	1,823	3,993
Repayment of long-term debt	(7,668)	(7,667)
Payments of dividends to shareholders	(17,721)	—
Net cash provided by (used in) financing activities	(23,493)	(3,322)
Foreign exchange gain (loss) on cash held in foreign currencies	4,896	4,633
Increase (decrease) in cash and cash equivalents during the period	20,702	(257,512)
Cash and cash equivalents at beginning of the period	470,445	559,747
Cash and cash equivalents at end of the period	$491,147	$302,235

Notes

(1)	All dollar amounts in this press release are in U.S. Dollars unless otherwise indicated.

(2)
Use of Non-GAAP Financial Measures: In addition to reporting financial results in accordance with U.S. GAAP, the Company provides certain financial measures that are not in accordance with U.S. GAAP (non-GAAP).These non-GAAP financial measures have certain limitations in that they do not have a standardized meaning and thus the Company's definition may be different from similar non-GAAP financial measures used by other companies and/or analysts and may differ from period to period. Thus it may be more difficult to compare the Company's financial performance to that of other companies. However, the Company's management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of these non-GAAP financial measures both in its reconciliation to the U.S. GAAP financial measures and its consolidated financial statements, all of which should be considered when evaluating the Company's results.

The Company uses these non-GAAP financial measures to supplement the information provided in its consolidated financial statements, which are presented in accordance with U.S. GAAP. The presentation of non-GAAP financial measures are not meant to be a substitute for financial measures presented in accordance with U.S. GAAP, but rather should be evaluated in conjunction with and as a supplement to such U.S. GAAP measures. OpenText strongly encourages investors to review its financial information in its entirety and not to rely on a single financial measure. The Company therefore believes that despite these limitations, it is appropriate to supplement the disclosure of the U.S. GAAP measures with certain non-GAAP measures defined below.
Non-GAAP-based net income and non-GAAP-based EPS are calculated as net income or net income per share on a diluted basis, excluding, the amortization of acquired intangible assets, other income (expense), share-based compensation, and special charges, all net of tax. Non-GAAP-based gross profit is the arithmetical sum of GAAP-based gross profit and the amortization of acquired technology-based intangible assets. Non-GAAP-based gross margin is calculated as non-GAAP-based gross profit expressed as a percentage of revenue. Non-GAAP-based income from operations is calculated as income from operations, excluding, the amortization of acquired intangible assets, special charges, and share-based compensation. Non-GAAP-based operating margin is calculated as non-GAAP-based income from operations expressed as a percentage of revenue.
The Company's management believes that the presentation, of the above defined non-GAAP financial measures, provides useful information to investors because they portray the financial results of the Company before the impact of certain non-operational charges. The use of the term “non-operational charge” is defined for this purpose as an expense that does not impact the ongoing operating decisions taken by the Company's management and is based upon the way the Company's management evaluates the performance of the Company's business for use in the Company's internal reports. In the course of such evaluation and for the purpose of making operating decisions, the Company's management excludes certain items from its analysis, including amortization of acquired intangible assets, special charges, share-based compensation, other income (expense), and the taxation impact of these items. These items are excluded based upon the manner in which management evaluates the business of the Company and are not excluded in the sense that they may be used under U.S. GAAP.
The Company believes the provision of supplemental non-GAAP measures allow investors to evaluate the operational and financial performance of the Company's core business using the same evaluation measures that management uses, and is therefore a useful indication of OpenText's performance or expected performance of future operations and facilitates period-to-period comparison of operating performance (although prior performance is not necessarily indicative of future performance). As a result, the Company considers it appropriate and reasonable to provide, in addition to U.S. GAAP measures, supplementary non-GAAP financial measures that exclude certain items from the presentation of its financial results in this press release.
The following charts provide (unaudited) reconciliations of U.S. GAAP-based financial measures to non-U.S. GAAP-based financial measures for the following periods presented:

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended September 30, 2013. (In thousands except for per share amounts)
	Three Months Ended September 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$14,265		$(38)	(1)	$14,227
Customer support	22,170		(97)	(1)	22,073
Professional service and other	45,435		(170)	(1)	45,265
Amortization of acquired technology-based intangible assets	21,530		(21,530)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	218,024	67.2%	21,835	(3)	239,859	73.9%
Operating expenses
Research and development	40,216		(728)	(1)	39,488
Sales and marketing	69,413		(2,353)	(1)	67,060
General and administrative	28,886		(1,226)	(1)	27,660
Amortization of acquired customer-based intangible assets	17,277		(17,277)	(2)	—
Special charges	3,731		(3,731)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	52,043	16.0%	47,150	(5)	99,193	30.6%
Other income (expense), net	1,926		(1,926)	(6)	—
Provision for (recovery of) income taxes	18,954		(5,681)	(7)	13,273
GAAP-based net income / Non-GAAP-based net income	30,630		50,905	(8)	81,535
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$0.52		$0.85	(8)	$1.37

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 38% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2013
		Per share diluted
Non-GAAP-based net income	$81,535	$1.37
Less:
Amortization	38,807	0.65
Share-based compensation	4,612	0.08
Special charges	3,731	0.06
Other (income) expense, net	(1,926)	(0.03)
GAAP-based provision for (recovery of) income taxes	18,954	0.32
Non-GAAP-based provision for income taxes	(13,273)	(0.23)
GAAP-based net income	$30,630	$0.52

Reconciliation of selected GAAP-based measures to Non-GAAP-based measures for the three months ended June 30, 2013. (In thousands except for per share amounts)
	Three Months Ended June 30, 2013
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues
Cloud services	$17,696		$(48)	(1)	$17,648
Customer support	25,351		(159)	(1)	25,192
Professional service and other	47,879		(255)	(1)	47,624
Amortization of acquired technology-based intangible assets	23,579		(23,579)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	229,233	66.0%	24,041	(3)	253,274	72.9%
Operating expenses
Research and development	42,383		(526)	(1)	41,857
Sales and marketing	79,338		(2,476)	(1)	76,862
General and administrative	27,857		(1,958)	(1)	25,899
Amortization of acquired customer-based intangible assets	17,197		(17,197)	(2)	—
Special charges	6,767		(6,767)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	49,473	14.2%	52,965	(5)	102,438	29.5%
Other income (expense), net	(4,180)		4,180	(6)	—
Provision for (recovery of) income taxes	(869)		14,652	(7)	13,783
GAAP-based net income / Non-GAAP-based net income	42,172		42,493	(8)	84,665
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$0.71		$0.72	(8)	$1.43

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax recovery of approximately 2% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended June 30, 2013
		Per share diluted
Non-GAAP-based net income	$84,665	$1.43
Less:
Amortization	40,776	0.69
Share-based compensation	5,422	0.09
Special charges	6,767	0.11
Other (income) expense, net	4,180	0.07
GAAP-based provision for (recovery of) income taxes	(869)	(0.01)
Non-GAAP-based provision for income taxes	(13,783)	(0.23)
GAAP-based net income	$42,172	$0.71

Reconciliation of selected GAAP-based measures to Non GAAP-based measures for the three months ended September 30, 2012. (In thousands except for per share amounts)
	Three Months Ended September 30, 2012
	GAAP-based Measures	GAAP-based Measures % of Revenue	Adjustments	Note	Non-GAAP-based Measures	Non-GAAP-based Measures % of Revenue
Cost of revenues:
Customer support	$25,823		$(38)	(1)	$25,785
Professional service and other	50,052		(177)	(1)	49,875
Amortization of acquired technology-based intangible assets	23,782		(23,782)	(2)	—
GAAP-based gross profit and gross margin (%) / Non-GAAP-based gross profit and gross margin (%)	204,387	62.7%	23,997	(3)	228,384	70.0%
Operating expenses
Research and development	39,906		(338)	(1)	39,568
Sales and marketing	64,515		(1,666)	(1)	62,849
General and administrative	26,964		(883)	(1)	26,081
Amortization of acquired customer-based intangible assets	17,252		(17,252)	(2)	—
Special charges	9,554		(9,554)	(4)	—
GAAP-based income from operations and operating margin (%) / Non-GAAP-based income from operations and operating margin (%)	40,087	12.3%	53,690	(5)	93,777	28.7%
Other income (expense), net	(71)		71	(6)	—
Provision for (recovery of) income taxes	16,219		(3,702)	(7)	12,517
GAAP-based net income / Non-GAAP-based net income	19,429		57,463	(8)	76,892
GAAP-based earnings per share / Non GAAP-based earnings per share-diluted	$0.33		$0.98	(8)	$1.31

(1)	Adjustment relates to the exclusion of share based compensation expense from our Non-GAAP-based operating expenses as this expense is excluded from our internal analysis of operating results.

(2)
Adjustment relates to the exclusion of amortization expense from our Non-GAAP-based operating expenses as the timing and frequency of amortization expense is dependent on our acquisitions and is hence excluded from our internal analysis of operating results.

(3)	GAAP-based and Non-GAAP-based gross profit stated in dollar, and gross margin stated as a percentage of revenue.

(4)
Adjustment relates to the exclusion of Special charges from our Non-GAAP-based operating expenses as Special charges are generally incurred in the periods following the relevant acquisitions and are not indicative or related to continuing operations and are therefore excluded from our internal analysis of operating results.

(5)	GAAP-based and Non-GAAP-based income from operations stated in dollar, and operating margin stated as a percentage of revenue.

(6)
Adjustment relates to the exclusion of Other income (expense) from our Non-GAAP-based operating expenses as Other income (expense) relates primarily to the transactional impact of foreign exchange and is generally not indicative or related to continuing operations and is therefore excluded from our internal analysis of operating results.

(7)
Adjustment relates to differences between the GAAP-based tax provision of approximately 45% and a Non-GAAP-based tax rate of 14%; these rate differences are due to the income tax effects of expenses that are excluded for the purpose of calculating Non-GAAP-based adjusted net income.

(8)	Reconciliation of Non-GAAP-based adjusted net income to GAAP-based net income:

	Three Months Ended September 30, 2012
		Per share diluted
Non-GAAP-based net income	$76,892	$1.31
Less:
Amortization	41,034	0.70
Share-based compensation	3,102	0.05
Special charges	9,554	0.16
Other (income) expense, net	71	—
GAAP-based provision for (recovery of) income taxes	16,219	0.28
Non-GAAP-based provision for income taxes	(12,517)	(0.21)
GAAP-based net income	$19,429	$0.33

(3)	The following tables provide a composition of our major currencies for revenue and expenses, expressed as a percentage, for the three months ended September 30, 2013 and 2012:

	Three Months Ended September 30, 2013		Three Months Ended September 30, 2012
Currencies	% of Revenue	% of Expenses*	% of Revenue	% of Expenses*
EURO	27%	17%	23%	16%
GBP	8%	9%	9%	9%
CAD	5%	17%	6%	17%
USD	49%	42%	51%	44%
Other	11%	15%	11%	14%
Total	100%	100%	100%	100%

*Expenses include all cost of revenues and operating expenses included within the Consolidated Statements of Income, except for amortization of intangible assets, share-based compensation and Special charges.